EXHIBIT 99.2

Endeavor UFC WWE

Disclaimer (1/2) Cautionary Statement Regarding Forward-Looking Statements This communication, and oral statements made from time to time by our representatives may contain, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Endeavor Group Holdings, Inc. ("Endeavor") and WWE ("WWE"), including statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, expected synergies, impacts and benefits of the potential transaction, projected financial information, future opportunities, and other statements regarding the combined company's ("NewCo") and WWE's future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Statements that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, the expected market opportunity, growth, financial performance, realizable synergies and closing of the transaction. All statements other than statements of historical facts contained in this communication may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "outlook", "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Endeavor and WWE management have based these forward-looking statements largely on their current expectations and projections about future events and financial trends that management believes may affect its business, financial condition and results of operations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: the transaction will not be consummated; there may be difficulties with the integration and in realizing the expected benefits of the transaction; Endeavor and WWE may need to use resources that are needed in other parts of its business to do so; there may be liabilities that are not known, probable or estimable at this time; the trans- action may result in the diversion of management's time and attention to issues relating to the transaction and integration; expected synergies and operating efficiencies attributable to the transaction may not be achieved within its expected time-frames or at all; there may be significant transaction costs and integration costs in connection with the transaction; unfavorable outcome of legal proceedings that may be instituted against WWE and Endeavor following the announcement of the transaction; and risks inherent to the business may result in additional strategic and operational risks, which may impact Endeavor's, NewCo's and WWE's risk profiles, which each company may not be able to mitigate effectively. In addition, a number of important factors could cause the Endeavor's or NewCo's actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed in Part I, Item 1A "Risk Factors" in Endeavor's or WWE's respective Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as any such factors may be updated from time to time in its other filings with the Securities and Exchange Commis- sion (the "SEC"), accessible on the SEC's website at www.sec.gov, Endeavor's investor relations site at investor.endeavorco.com and WWE's investor relations site at corporate.WWE.com. Forward-looking state- ments speak only as of the date they are made and, except as may be required under applicable law, neither Endeavor nor Whale undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important Information For Investors And Stockholders This communication is for informational purposes only and is not intended to, and does not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any issuance or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the transaction, NewCo expects to file a registration statement on Form S-4 with the SEC, which will include an information statement of WWE and a preliminary prospectus of NewCo. After the registration statement is declared effective, WWE will mail to its stockholders a definitive information statement that will form part of the registration statement on Form S-4. This communication is not a substitute for the information statement/prospectus or registration statement or for any other document that WWE may file with the SEC and send to its stockholders in connection with the transaction. investors and security holders of wwe are urged to read the information statement/prospectus and other documents that will be filed with the sec carefully and in their entirety when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the information statement/prospectus (when available) and other documents filed with the SEC by WWE through the website maintained by the SEC at http:// www.sec.gov. Copies of the documents filed with the SEC by WWE will be available free of charge on WWE's website at http://www.WWE.com/investors.

Disclaimer (2/2) Non-GAAP Financial Information In addition to the financials presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this presentation, and the accompanying oral presentation, include certain non-GAAP financial information. Non-GAAP metrics have limitations as analytical tools and you should not consider them in isolation or as a substitute for or superior to the most directly comparable financial measures prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of non-GAAP metrics versus their nearest GAAP equivalents. Other companies, including those in Endeavor's and WWE's industry, may calculate non-GAAP metrics differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non-GAAP metrics used in this presentation as tools for comparison. Endeavor and WWE urge you to review the reconciliations of these non-GAAP metrics to the most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Endeavor and WWE and their business. See the Appendix for a reconciliation between each non-GAAP metric and the most comparable GAAP measure. In addition, the companies also present cer- tain GAAP and non-GAAP financial measures on a "combined" basis. The combined GAAP information and the combined non-GAAP financial measures presented herein combine stand-alone UFC and WWE results for the periods presented. Market Data and Industry Information Market data and industry information used throughout this presentation are based on managements' knowledge of the industry and the good faith estimates of Endeavor's and WWE's management. Endeavor and WWE also relied, to the extent available, upon management's review of independent industry surveys and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although Endeavor and WWE believe that these sources are reliable, they cannot guarantee the accuracy or completeness of this information, and they have not independently verified this information. While Endeavor and WWE believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from managements' estimates and beliefs, is inherently uncertain and imprecise. No representations or warranties are made by Endeavor and WWE or any of their affiliates as to the accuracy of any such statements or projections. Projections, assumptions and estimates of NewCo's future performance and the future performance of the industry in which it will operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in Endeavor's and WWE's estimates and beliefs and in the estimates prepared by independent parties.

Transaction Rationale Note: Revenue growth figures based on FY2019 - FY2022 CAGR. Adj. EBITDA margin based on FY2022

Transaction Overview Endeavor Shareholders 100% Ownership WWE Shareholders 49% Ownership PUBLIC COMPANY 51% Ownership Transaction structure simplified for illustrative purposes

NewCo Transaction Crystalizes Value Creation at UFC Since Acquisition $4.1B $12.1B $21.4B $12.1B ($2.7B) $9.4B 466.1M $20.15 / Share $9.3B ($0.3B) $9.0B 85.1M $105.985 / Share Notes: Financial information used derived from public filings. 1. Enterprise value based on EDR total purchase price for UFC, including contingent consideration of $224M 2. Enterprise value defined as equity value plus net debt (including cash, debt, finance leases, investments, minority interest); Equity value determined by the relative contribution values of WWE and UFC to NewCo 3. Net debt figures represent 12/31/2022 balance sheet figures, adjusted for combined cash contributions by each of UFC / EDR and WWE 4. UFC FDSO based on Endeavor's basic shares as of 01/31/2023 and dilutive securities as of 12/31/2022, as reported in the 10-K for the year ended December 31, 2022 (representing a hypothetical FDSO if UFC was spun out of Endeavor with identical capital structure as Endeavor) based on a EDR reference share price as of 03/31/2023. WWE FDSO based on WWE's basic shares as of 01/31/2023 , as reported in the 10-K for the year ended December 31, 2022, and dilutive securities as of 03/31/2023, including dilution for market value of WWE convertible note 5. Before any post-closing dividend

Well Positioned Across Fast-Growing End Markets Source: SandP Global (Kagan), Public Information, MSER AlphaWise Survey, MSER, American Gaming Association, Box Office Mojo

ENDEAVOR INVESTOR PRESENTATION APRIL 2023 PG.11

Connected Segments Drive Powerful Growth Across The Endeavor Flywheel

Owned Sport Properties Delivering Engaging Live Sports Entertainment to the Masses	– UFC posted record revenues, **21 consecutive sell-outs and its best sponsorship year ever in 2022** – **Announced new UFC Performance Institute in Mexico,** building on success in Las Vegas and China
Events, Experiences and Rights Bringing Sports and Lifestyle Events to Fans	– Super Bowl LVI results in On Location's **largest ever hospitality event** – Madrid Open hosts a record **300,000 attendees** – **Record deals** for Big 10, EuroLeague, Cricket South Africa and Wimbledon
Representation Connecting the Most Influential Talent, Brands and Platforms	– WME Sports up **10 spots in Forbes' most valuable agency list** – Talent deals for more than **310 scripted series,** clients in **5 of 10 top films** – Booked more than **40,000 live music engagements** in 2022
Sports Data and Technology Deepening Penetration in the High Growth Sports Betting Market	– **Closed OpenBet acquisition,** creating a true, end-to-end betting solution – Plan to report new reporting segment in Q1 2023 to **increase financial disclosure and transparency**

Note: Certain assets acquired after 12/31/2022

Strong Execution Since IPO Complementary Relationship with NewCo 51% Control Shareholder NewCo Augments Endeavor's Existing Business Notes: Adjusted EBITDA, Adjusted EBITDA margin and Net Leverage are non-GAAP financial measures. For reconciliations to the closest applicable GAAP measures, please see appendix. 1. Net leverage based on company filing as of 12/31/2022, down from 6.0x LTM leverage at time of IPO 2. Combined Endeavor and WWE net leverage as of 12/31/2022

Scaled and Diverse Revenue Mix with Strong Cash Flow Generation and a Healthy Balance Sheet Total: $5.3B1 $M; % of Total Total: $1.2B $M; % of Total Net Leverage3 $1,332 25% $1,512 29% $648 44% $470 32% $2,452 46% $344 24% OSP Representation Events, Experiences and Rights OSP Representation Events, Experiences and Rights 2021 2022 15% FY2019 - FY2022 Revenue Growth 22% FY2022 Adj. EBITDA Margin 59% FY2019-FY2022 Adj. EBITDA Growth $4.5B 12/31/2022 Net Debt Source: As of 12/31/2022 Notes: Endeavor historical financials. 1. Includes $28M of eliminations 2. Adjusted EBITDA, Adjusted EBITDA margin and Net Leverage are non-GAAP financial measures. For reconciliations to the closest applicable GAAP measures, please see appendix. $1.2B Adj. EBITDA includes $297M of corporate expenses, Adj. EBITDA chart mix does not include corporate expenses. 3. Based on LTM Adj. EBITDA 12/31/2021 and 12/31/2022

How Endeavor Creates Value For Stakeholders Note: 1. Based on FY2017-FY2022 historical financials

Endeavor UFC WWE

UFC | INVESTOR PRESENTATION APRIL 2023 | PG.16

Forming an Iconic Sports and Entertainment Company with a Large Global Fan Base

UFC


ADJ. EBTIDA[1]
$0.3B
FY2017
2X+ GROWTH
$0.6B
FY2022

OVER 1.5X GROWTH
FY2017-FY2022 REVENUE

40+	900M+	170+	700M+
Annual Events	Households Reached	Countries	Global Fans

WWE


ADJ. EBTIDA[1]
$0.1B
FY2017
~3X GROWTH
$0.4B
FY2022

OVER 1.5X GROWTH
FY2017-FY2022 REVENUE

200+	1B+	180+	1.2B+
Annual Events	Households Reached	Countries	Global Fans

Note:
Annual Events, Countries, Households, Global Fans as of FY2022. Global Fans as per YouGov.
1. Adj. EBITDA is a Non-GAAP financial measures. For a reconciliation to the closest applicable GAAP measure, please see the appendix.

IN V ES T O R P RESEN T ATI O N AP RIL 2023 PG .17 Opportunity to Own Two Global Sports and Entertainment Leaders in a Single Company 5% Consumer Products 10% Consumer Products $1.1B FY2022 Revenue $1.3B FY2022 Revenue Note: Figures for UFC and WWE are for FY2022. WWE Media and Live Events excluding Sponsorship and Advertising revenue.

Value of Sports and Live Entertainment Continues to Accelerate GLOBAL LIVE SPORTS REVENUE GLOBAL SPORTS MEDIA REVENUE GLOBAL SPORTS SPONSORSHIP REVENUE

NewCo Has Differentiated Attributes Among Peers in a Large, Global and Growing Segment High Engagement Global Growth Young and Diverse Fans Control of All Rights Lack of Teams / Team Owners Year-Round Content Note: Entities listed above reflect a small sample of overall sports and entertainment players

Leveraging Endeavor's Capabilities to Drive Value of Both Assets

UFC WWE INVESTOR PRESENTATION APRIL 2023 PG.22

Leveraging Endeavor's Flywheel to Drive Value Creation

As evidenced by UFC success

	WHAT WE ACHIEVED UFC	WHAT WE BROUGHT ENDEAVOR CAPABILITIES
GLOBAL FAN BASE EXPANSION	**+75M** Fan Base Growth Since Jan-2021	Entered new markets (France), investment in local stars (China, Mexico), strong content promotion
DOMESTIC MEDIA RIGHTS	Meaningful AAV Growth Since Prior Contract	Broad and strong relationships to maximize value from U.S. rights
INTERNATIONAL MEDIA RIGHTS	**100%+** AAV Growth[1] Since IPO	Leader in international rights with 30+ IMG Media offices and global sales force enhancing global rights value
SPONSORSHIPS	**3x+** Sponsorship Revenue Since 2017	Global sales force with deep relationships with major brands worldwide

Note: Figures are as of FY2022. AAV refers to Average Annual Value. Fan base grew from 625M in Jan-2021 to 700M+ today (source: YouGov).

1. Calculated as the simple average of AAV increase by territory, which compares AAV of previous media rights deals to AAV of new media rights deal for each territory.

INVESTOR PRESENTATION APRIL 2023 PG.23

Leveraging Endeavor's Flywheel to Drive Value Creation

As evidenced by UFC success

	WHAT WE ACHIEVED UFC	WHAT WE BROUGHT ENDEAVOR CAPABILITIES
SITE FEES / GRANTS	Abu Dhabi, Atlantic City, Melbourne, Newark, Perth, Salt Lake City, Singapore	One of the most globally diverse event operators in the world with hundreds of events per year
TICKETING / PREMIUM HOSPITALITY	3x UFC VIP Guests Q3'2021 - Q4'2022	Strong capabilities in packaging premium hospitality experiences for many marquee sports and music events (NFL Super Bowl, The Olympics, NCAA Final Four)
TECHNOLOGY	New Tech Stack New Design UFC FIGHT PASS	Significant customer touchpoints, third-party data sources and in-house team of 70+ data scientists to provide insights & analytics
OPERATIONAL IMPROVEMENTS	~$70M Run-rate Operating Synergies 2 years post-UFC acquisition	Benefit from integration within Endeavor global infrastructure

Operating Synergy Opportunity

Key Financials Attractive combined financial profile and healthy balance sheet, prior to expected net operating synergies and revenue opportunities Note: Figures as of FY2022. For a reconciliation of Non-GAAP financial measures to the closest applicable GAAP measure, please see the appendix 1. Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. 2. Contracted revenue percentage represents the portion of total 2022 revenue made up of fixed fee contracts primarily consisting of media rights, sponsorship, consumer products and site fees 3. Free Cash Flow is a Non-GAAP financial measure. FCF defined as cash provided by operating activities less cash used for capital expenditures. 4. FCF conversion is a Non-GAAP financial measure. FCF Conversion defined as FCF/ Adj. EBITDA. 5. Net leverage is a Non-GAAP financial measure. Net leverage based on LTM Adj. EBITDA 12/31/2022. WWE's cash include cash and cash equivalents and short-term investments, net. WWE's debt includes finance and mortgage leases.

NewCo Capital Allocation Opportunities Anticipated strong cash flow generation and healthy balance sheet allowing for flexible capital allocation policy

Framing the NewCo Investment Opportunity Notes: Figures as of FY2022. Global Fans as per YouGov. 1. Revenue growth figures based on FY2019 - FY2022 CAGR. 2. Adj. EBITDA margin based on FY2022. Adj. EBITDA margins are Non-GAAP financial measures. For a reconciliation to the closest applicable GAAP measure, please see the appendix. 3. FCF defined as Cash Flow from Operations - Capital Expenditures. 4. FCF conversion defined as FCF/ Adj. EBITDA. 5. Net leverage based on LTM Adj. EBITDA 12/31/2022

Seasoned Management Team with a Proven Track Record Ariel Emanuel Vince McMahon Mark Shapiro Jason Lublin Endeavor and NewCo, CEO NewCo, Executive Chairman Endeavor and NewCo, President and COO Endeavor, CFO Andrew Schleimer Dana White Lawrence Epstein Nick Khan NewCo, CFO UFC, President UFC, COO WWE, President

Appendix

UFC and WWE: Adjusted EBITDA and Free Cash Flow GAAP to Non-GAAP Reconciliations | $ Millions Notes: Figures as of FY2022. 1 Includes $170.6 million of capital expenditures related to WWE's new headquarter facility for FY2022. Excluding this amount, Free Cash Flow was $296.3 million for FY2022.

UFC and WWE: Net Leverage $ Millions FYE Dec

Endeavor: Adjusted EBITDA and Free Cash Flow $ Millions

Endeavor: Net Leverage $ Millions

Endeavor UFC WWE